Corporate Presentation November 2022 Exhibit 99.1

Legal Disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as "may", "anticipate", "believe", "could', "expect", "should", "plan", "intend", "estimate", "will", "potential" and "ongoing", among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our financial performance; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and clinical trials and any future studies or trials; our ability to commercialize our products, if approved; and the implementation of our business model, and strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Aura Biosciences Highlights Novel Platform to Treat Cancer Developing virus-like drug conjugates (VDCs) that bind to tumor associated HSPGs and deliver a therapeutic payload Targeting ocular tumors, bladder cancer and other solid tumor indications Ocular Oncology Franchise Multi-billion-dollar market opportunity to treat early-stage choroidal melanoma(CM) and other ocular tumors Standard of care is invasive and may lead to blindness and eye loss Demonstrated tumor control and visual acuity preservation in both IVT and SC clinical studies in CM Advancing to Phase 3 study globally Strong Cash Position Cash, cash equivalents and marketable securities of $112m* Expected to fund operations into 2024 SC – Suprachoroidal; IVT – Intravitreal: HSPG – heparan sulfate proteoglycans * - As of 9/30/2022

Pipeline Targeting Life-Threatening Cancers with High Unmet Needs

Program	Preclinical	Phase 1	Phase 2	Phase 3	Planned Milestones
OCULAR ONCOLOGY					
Primary Choroidal Melanoma (Suprachoroidal administration)					**Q4 2022** – Initiate Phase 3 trial **2023** – Phase 2 efficacy (~12 mos)
Choroidal Metastasis (Breast, lung and other cancer metastasis in the eye)					**Q4 2022 –** IND **2023 –** Initiate Phase 1 trial **2024 –** Phase 1 data
Cancers of the Ocular Surface					
OTHER SOLID TUMORS					
Non-Muscle Invasive Bladder Cancer					**2023** – Phase 1 data
Other HSPG*-Expressing Tumors (e.g., Cutaneous Melanoma, HNSCC)					

Global Commercial Rights for All Product Candidate Indications

*VDCs bind to the tumor associated glycosaminoglycans (GAG) epitopes that are part of the heparan sulphate chain of HSPGs. *Schiller et al. Viruses* 2022, *14*(8), 1656

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Experienced Executive Team and Board Elisabet de los Pinos, PhD Founder & Chief Executive Officer Cadmus Rich, MD Chief Medical Officer, Head of R&D Julie Feder Chief Financial Officer Mark De Rosch, PhD Chief Operating Officer 20+ average years of experience 20+ Regulatory drug and device approvals CEO (acq AstraZeneca) CEO (acq Merck) David Johnson Board Chair

Targeted Oncology Platform - Virus-Like Drug Conjugates (VDCs) Virus-Like Particles Conjugated to a Cytotoxic Payload Selective Binding to Tumor Associated HSPGs* Virus-Like Particle (VLP) Virus-Like Drug Conjugate (VDC) Cx Cytotoxic Drug Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 Potential Key Differentiation: Potency, Binding and Selectivity Potential Treatment of Multiple Solid Tumors *VDCs bind to the tumor associated glycosaminoglycans (GAG) epitopes that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 Bel-sar – Belzupacap Sarotalocan; HSPGs – heparan sulfate proteoglycans VDCs bind to the tumor associated glycosaminoglycans (GAG) epitopes that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Target Indications: Early-Stage Choroidal Melanoma Choroidal Metastasis Other Ocular Cancers

Choroidal Melanoma – High Unmet Medical Need with No Drugs Approved



Most common primary intraocular cancer in adults



Impacts **11,000** patients in US/Europe per year



~80% patients diagnosed with early-stage disease

The choroid is the part of the uvea that is behind the retina



Melanocytic Lesion
Melanoma cells
Benign nevus cells

Standard of Care is Radiotherapy or Enucleation



A
B

Blindness, Eye Loss, and Disfiguration

Choroidal Melanoma is a Rare and Life-Threatening Ocular Cancer

Kaliki et al; Eye (Lond) 2017 Feb; 31(2): 241–257; Clearview & Putnam & Assoc. Market Research; Source: Peddada. J Contemp Brachytherapy. August 2019

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Current Standard of Care is Invasive with Significant Co-Morbidities Standard of Care Often Results in Irreversible Vision Loss and Does Not Reduce Rate of Developing Metastasis Standard of Care is Radiotherapy or Enucleation

Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma No radioactive co-morbidities Preservation of vision Local tumor control Opportunity to treat early and reduce risk of metastases Improvement in safety and quality of life intravitreal suprachoroidal Bel-sar is Delivered by Simple Intravitreal or Suprachoroidal Injection Goals of Treatment Light Activation with Standard Ophthalmic Laser Bel-sar – Belzupacap Sarotalocan

Ocular Oncology Franchise Represents a Multi-Billion Dollar Commercial Opportunity

33,500

Ocular Oncology Franchise total addressable market

2,000 patients/year
Cancers of the Ocular Surface

11,000 patients/year
Choroidal Melanoma



Multibillion dollar market opportunity

Retinoblastoma
500 patients/year

Choroidal Metastasis
20,000 patients/year

11,000

Choroidal Melanoma patients diagnosed each year (US/EU)

~80%
of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors)

Current radiotherapy treatment
Leaves ~70% of patients with major irreversible vision loss within 5-10 years

~100
Ocular Oncologists in US/EU — focused call point

<20
Field Based Team
Intend to add small sales force to launch globally

Choroidal Melanoma – Initial Indication

ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis
American Cancer Society- Retinoblastoma statistics
Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review

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Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Initial Target Indication: Early-Stage Choroidal Melanoma Clinical program

Goal for Bel-sar: Eliminate Malignant Cells in the Choroid and Preserve Vision Response to Treatment Evaluated by Local Tumor Control Baseline Measurement 3mm 3mm 3mm Many early-stage melanomas have a small component of melanoma cells within a benign nevus Bel-sar targets mostly the malignant cells and not the benign nevus, retina or other ocular structures (Unchanged Tumor Height) Malignant cells are replaced by fibrosis so there is a minimal reduction in size of the overall lesion after treatment Fibrotic Scar Unaffected nevus cells Melanoma cells Benign nevus cells Post-treatment Measurement Treatment Bel-sar – Belzupacap Sarotalocan

Study Design and Clinical Endpoints in Phase 1b/2 IVT Trial Dose escalation and expansion study with up to two cycles of therapy Evaluated safety and efficacy over 12 months Additional follow up in registry trial for 4 years to evaluate vision, tumor control and onset of metastases Key Endpoints Aligned with Ocular Oncology Clinical Practice and FDA Endpoint Definition Threshold Methodology Tumor Thickness Growth Rate Tumor Thickness Growth over 12 Months Ultrasound Tumor Progression Growth in Tumor Height >0.5mm or >1.0 mm in Largest Basal Diameter (LBD)* Ultrasound and Digital Photography Visual Acuity Loss Long Term Loss ≥15 letters ETDRS-BCVA ETDRS BCVA – Early Treatment of Diabetic Retinopathy Study Best Corrected Visual Acuity *Not due to inflammation/swelling, hemorrhage or pigmentary changes by Investigator judgement

Phase 1b/2 IVT – Key Patient Populations and Objectives Enrichment Strategy to Enroll Subjects with Actively Growing Tumors Provides Important Insight into How Bel-sar May Perform in Phase 3 Trial Primary Objective: Safety Drug or treatment related adverse events (AEs) / serious adverse events (SAEs) Secondary Objective: Efficacy Tumor thickness growth rate before and after treatment Local tumor control Visual acuity preservation All Patients Enrolled with Clinical Diagnosis of Choroidal Melanoma or Indeterminate Lesions All Treated Patients Patients Treated with 2 Cycles Safety Evaluation (All Treated) Efficacy Evaluation Therapeutic Regimen (2 Cycles) Patients with Active Growth Treated with 2 Cycles n=56 n=20 Bel-sar – Belzupacap Sarotalocan

Phase 1b/2 – Demonstrated Favorable Safety Profile

Majority of AEs Were Transient and Resolved Without Clinical Sequelae

AU-011 Treatment Related AEs ≥15% Subjects (n=56) Final	Grade I/II	Grade III
Vitreous Inflammation	83.9%	7.1%
Anterior Chamber Inflammation	67.9%	3.6%
Increase in Intraocular Pressure	46.4%	0
Pigmentary Changes/Peritumoral	37.5%	0
Keratic Precipitates	23.2%	0
Floaters/Vitreous Opacity	19.7%	1.8%
Decreased visual acuity	19.6%	1.8%

Treatment Related SAEs (n=56)	
Vision Loss (juxtafoveal tumor, n=2)	3.6%

SAE of vision loss in two subjects with tumors close to fovea due to pigmentary changes at the edge of the tumor
SAEs are listed separately in the SAE table   Completed Ph 1b/2 IVT trial (AU-011-101)

Adverse Event	Radiotherapy*	Bel-Sar
Surgeries secondary to AEs (e.g., Cataracts)	40%+	~13%
Radiation Retinopathy	40%+	0%
Neovascular Glaucoma	10%	0%
Dry Eye Syndrome	20%	~2%
Strabismus	2%+	0%
Retinal Detachment	1-2%	~2%
Vision Loss (≥15 letters)	~70%	~21%

Serious Adverse Event	Radiotherapy*	Bel-Sar
Scleral Necrosis	0-5%	0%
Enucleation/Eye Loss	10-15%	0%
Vision Loss in High-Risk Subjects** (≥30 letters)	~90%	4.6%+

Cross-trial comparison of AU-011-101 and Radiotherapy   +77% (43/56) of patients in Ph1b/2 IVT trial were at high risk for vision loss ; 2/43= 4.6%

Safety Profile Supports Indication as a First Line Treatment in Early-Stage Disease

*J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257
**High-Risk Subjects are those with tumors <3mm to fovea or optic nerve
Bel-Sar – Belzupacap Sarotalocan

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Phase 1b/2 IVT- 70% Tumor Control Rate and Statistically Significant Growth Rate Reduction Positive Data in Two Efficacy Endpoints in Patients with Early-Stage Choroidal Melanoma Cohorts 1-9 include single dose escalation cohorts and multiple dose escalation cohorts up to 1 cycle of treatment; Cohorts 10-12 include 2 cycles of treatment at the highest dose Lower Doses/Regimens Highest/Therapeutic Dose/ Regimen p=0.018, n=14 Tumor Control Rates at 12 months Change in Tumor Growth Rate Historical Growth Rate (mm/yr) Bel-sar Growth Rate (mm/yr) Disease-modifying effect supports tumor is inactive and malignant cells have been targeted by bel-sar Completed Ph1b/2 IVT trial (AU-011-101) Bel-sar – Belzupacap Sarotalocan 0.555 0.072

Visual Acuity was Preserved in Majority of Patients with IVT Administration of Bel-sar


Bel-sar Subjects Mean (±95%CI) Change from Baseline in logMAR scores Over 2 Years
rMCC Study
Change in logMAR
1.5
1.0
0.5
0.0
-0.5
0
2
4
6
8
10
12
14
16
18
20
22
24
Study Month


Matched Plaque Patients Mean (±95%CI) Change from Baseline in logMAR Score Over 5 Years
rMCC Study
Change in logMAR
1.5
1.0
0.5
0.0
-0.5
Base
YR1
YR2
YR3
YR4
YR5
Time Point

Vision Preservation Rates
Phase 1b/2 IVT Study
Follow up 12 months

Populations	Total Patients (n)	Vision Preservation Rate Failure: Long-term loss ≥15 letters
All Dose Cohorts		
All Treated Patients	56	86% (48/56)
Patients with Active Growth - High Risk for Vision Loss	17	76% (13/17)
Therapeutic Regimen (2 cycles)		
All Treated Patients	20	75% (15/20)
Patients with Active Growth	14	71% (10/14)

1 patient had loss ≥15 letters at Week 52 visit which recovered within 15 letters at the next visit which was ~3 weeks after standard of care (SOC); all other post-SOC data excluded for all subjects
Completed Ph1b/2 IVT trial (AU-011-101)

Vision was Preserved in Majority of Patients
Whereas Radiotherapy Often Leads to Irreversible and Long-Term Severe Vision Loss

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Bel-sar – Belzupacap Sarotalocan

Retrospective Match Case Control Study (rMCC) to evaluate visual acuity outcomes of bel-sar vs radiotherapy. Matching performed by independent statistician.. 43 bel-sar patients with HRVL were matched to 150 radiotherapy patients.

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Phase 2 Suprachoroidal Study

Evaluating Suprachoroidal Administration to Determine Optimal Administration Route for Phase 3 Trial Small Tumors with Active Growth Tumor thickness ≥0.5 mm and ≤2.5 mm LBD ≤10 mm Active tumor growth (>0.3mm) within 2 years of screening Single Dose Cohorts – Completed Multiple Dose Cohorts 20 μg x 1 Laser 40 μg x 1 Laser 40 μg x 2 Lasers 40 μg x 2 Lasers QWx2 40 μg x 2 Lasers QWx3 Up to 3 cycles Cohort 1 (n=1) Cohort 2 (n=3*) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 (n=3) 80 μg x 2 Lasers QWx3 Up to 3 cycles Cohort 6 (n=10) ONGOING Ph2 SC Trial Design: Dose Escalation Phase *2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject ClinicalTrials.gov Identifier: NCT04417530 suprachoroidal Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration Patient Population Representative of Early-Stage Disease (IL/CM) SC – Suprachoroidal; IL – Indeterminate Lesion; CM- Choroidal Melanoma; LBD – Largest Basal Diameter

Phase 2 SC - Interim Tumor Control Rates Demonstrated Dose Response Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment 19-Aug-2022 cutoff, interim data Populations Total Patients (n) Tumor Control Rate Average Follow-up (months) All Doses/Regimens All Treated Patients 20 55.0% (11/20) 8 Lower Doses/Regimens+ Less than 1 cycle (20µg-40µg) 9 22.2% (2/9) 11 2 Cycles (40µg) 1 0% (0/1) 6 Highest Doses/Regimens*++ 3 Cycles (n=9) 40µg (n=2)/80µg (n=7) 9 88.9% (8/9) 6 Average 6 Months of Follow Up *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimens- up to two cycles: with doses of 20µg x 1 Laser or  40µg x 1 or 2 Lasers ++ Assigned regimens- 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  Dose Response and Excellent Interim Tumor Control Rates Demonstrate Meaningful Clinical Benefit 3 Cycle Regimens vs. Lower Regimens SC – Suprachoroidal; LBD – Largest Basal Diameter

Phase 2 SC - Interim Analysis Demonstrates Tumor Control Rate 89%-100%

Therapeutic Regimen (3 cycles)



Change from Baseline in Tumor Thickness (mm)
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
0
30
60
90
120
150
180
210
240
270
300
330
360
390
Days
004-2019
004-2028
011-2024
012-2038
015-2029
015-2031
030-2035
031-2040

Change from Baseline in Tumor Thickness Over 12 Months

Progression Definition based on Tumor Thickness (Increase ≥0.5mm)

Subject 015-2029 had circumpapillary tumor – similar subjects will be excluded from Phase 3 trial

Ongoing Phase 2 SC trial (AU-011-202), post-SOC data not included

*1 subject without post-baseline tumor thickness data not included in plot

Tumor Control Rate

Population	Total Patients (n)	Tumor Control Rate (%,n)	Average Follow up (months)
Active Growth and Highest Dose/Regimen*			
3 Cycles	9	88.9% (8/9)	6
3 Cycles^	8	100% (8/8)	6

*One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included

^One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial)

Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment

Interim data cutoff August 19, 2022

Established Therapeutic Regimen of 3 Cycles using SC Administration

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SC – Suprachoroidal

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Phase 2 SC – Statistically Significant Tumor Growth Rate Reduction

Change in Tumor Growth (mm/yr)
3 Cycle Regimens



1
0.8
0.6
0.4
0.2
0
p=0.0007
p=0.0002
3 Cycle Regimens (n=9)*
3 Cycle Regimens (n=8)*^
Historical Growth Rate (mm/yr)
AU-011 Growth Rate (mm/yr)

Change in Tumor Growth
Within Subject Comparison

	n	Historical Growth Rate (mm/yr)	AU-011 Growth Rate (mm/yr)	Growth Rate Reduction (mm/yr)	p-value	Average Follow up (months)
Active Growth and Highest Dose/Regimen*						
3 Cycles	9	0.463	0.166	-0.296	0.0007	6
3 Cycles^	8	0.390	0.090	-0.300	0.0002	6

Tumor thickness growth rates/ slopes estimated using MMRM (random intercept and slope model for Hx and Study periods)

Interim data cutoff August 19, 2022

Interim Data Showed Statistically Significant Growth Rate Reduction in Subjects Treated with Therapeutic Regimen

*One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included

^One subject in C6 with circumpapillary tumor not included (similar subjects planned to be excluded in Phase 3 trial)

SC – Suprachoroidal

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Populations Total Patients (n) Vision Failures** (n) Vision Preservation Rate Mean Change from Baseline at Last Visit (letters) Average  Follow-up (months) All Dose Cohorts All Treated Patients 20 2 90.0% -3.3 8 High Risk for Vision Loss 15 2 86.7% -4.5 7 Highest Doses/Regimens* 2 Cycles (40µg) 1 0 100% -3.0 6 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=7) 9 1 88.9% -3.9 6 Vision Preservation Rates *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included **Confirmed loss ≥15 letters at ≥Week 39; post-SOC data not included Interim data cutoff August 19, 2022 Phase 2 SC – Interim Analysis Shows Visual Acuity Preservation 89%-100% Interim Data  Showed High Vision Preservation Rates Across All Groups  Including Subjects at High Risk for Vision Loss SC – Suprachoroidal

Phase 2 SC - Ongoing Tolerability Evaluation Continues to Be Favorable

All Treated Subjects (n=20) **Drug/Laser Related Adverse Events ≥10% Subjects**	**Grade I**	**Grade II**	**Grade III**	**Total**
Anterior Chamber Cell/ Inflammation	25%	0	0	25%
Conjunctival hyperemia	15%	0	0	15%
Eye Pain	5%	5%	0	10%
Punctate Keratitis	10%	0	0	10%

Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group
Interim Data cutoff Aug 19, 2022

- Majority of AEs were transient and resolved without clinical sequelae
- No DLTs or treatment related SAEs
- No significant vitritis to date through 3 cycles with 80 µg of AU-011
- No pigmentary changes observed at edge of tumor treatment

Interim SC Data Showed No Posterior Inflammation and No TR-SAEs Supportive of Superior Tolerability Profile vs IVT

Bel-sar – Belzupacap Sarotalocan; SC – Suprachoroidal; DLT – Dose limiting toxicities; AE – Adverse event; SAE – Serious adverse event; TR- Treatment Related

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Phase 2 Interim Data with SC Administration Supports Moving into Phase 3 Statistically significant reduction in tumor growth rate (p=0.0007) High tumor control rate of 90% in subjects treated with the therapeutic regimen Interim tolerability profile and clinical results in Ph2 dose escalation study support SC administration as the route of choice for the Phase 3 trial Visual acuity preservation rate of 87-90% even in subjects with tumors close to the fovea or optic disk Route of Administration Tumor Thickness Growth Rate Visual Acuity Tumor Control Safety No treatment related SAEs/DLTs observed to date Low to No Intraocular Inflammation Minimal anterior uveitis and no vitritis observed to date no pigmentary changes Study ongoing/interim data cutoff August 19, 2022; IL – indeterminate lesion; CM – choroidal melanoma; SC - suprachoroidal

Phase 3 Trial

Global Phase 3 Trial Design Using Suprachoroidal Administration Fast Track and Orphan Designations Randomize Small Tumors Active Growth (30:15:30) Intervention Group High Dose Regimen Intervention Group Low Dose Regimen Sham Group Primary Efficacy Endpoint Analysis Time to Tumor Progression Tumor Growth Rate over 52 weeks Composite time to event analysis: Tumor progression or visual acuity failure between Intervention Group (High Dose) and Sham Group Primary Endpoint Key Secondary Endpoints Adaptive Assessment Adapt trial Add Subjects Don’t Adapt Adaptive Design Optimizes Probability of Success

Clinical Endpoints to Support Approval in Alignment with Regulatory Agencies Growth Rate Assumptions Vision Failure Assumptions Visual Acuity - ETDRS BCVA Bel-sar: 15% VA Failure Sham: 2% VA Failure Disease Progression Increase from baseline: TH ≥0.5mm LBD ≥1.5mm Visual Acuity Failure Decrease from baseline: ≥15 letters Tumor Height (TH): Ultrasound Largest Basal Diameter (LBD): fundus photography Bel-sar: 35% Tumor Progression Sham: 85% Tumor Progression Fundus photography Ultrasound Tumor Progression Assumptions Change in Tumor Height (TH) over time: Ultrasound Bel-sar vs Sham : -0.28mm/year reduction Growth Rate Change in tumor height over time Note: Tumor Height (TH) is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan Composite Endpoint Conservative Assumptions Provide >90% Power to Maximize Probability of Success with Single Phase 3 Trial

Choroidal Metastasis

Choroidal Metastasis are a High Unmet Medical Need

Originate from **Multiple Primary** Cancers

20,000/year eyes diagnosed in US

88% with choroidal location
72% unilateral and solitary


Skin
2%
Kidney
2%
Prostate
2%
Breast
40-53%
Lung
20-29%
GI
4%

Standard of Care is Radiotherapy


A
B

Blindness, Eye Loss, and Disfiguration

Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer

Mathis et al. New concepts in choroidal metastasis, *Progress in retinal and eye research* (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. *Ophthalmology* (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

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Reduced Tumor Growth Prolonged Survival Breast Cancer In-Vivo (Syngeneic Mouse Model, EMT-6) Tumor cells were implanted subcutaneously. AU-011 treatment was initiated when tumors reached approximately 50 mm3. Treatment consisted of a single intravenous administration of AU-011 followed 12 hours later by light activation (400 mW/cm2, 58 J/cm2). Tumor volumes were measured over time (N=8-12) Bel-sar has Demonstrated Dose-Dependent Activity for Cancer Types Known to Metastasize to the Choroid Single Administration of Bel-sar Showed Tumor Regression and Prolonged Survival in a Dose-Dependent Fashion Data Supportive of Moving into Clinical Trials Savinainen et al., ARVO 2022 Abstract # 3709397 Bel-sar – Belzupacap Sarotalocan

Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Non-Muscle Invasive Bladder Cancer

NMIBC is a High Unmet Need With No Approved Targeted Therapies Mechanism of Action Supports Bel-sar Opportunity as Front-Line Treatment Following Initial Diagnosis and/or BCG Refractory Disease Source: Putnam Associates Primary Research & Literature Review, July 2021; NMIBC – Non-Muscle Invasive Bladder Cancer; TURBT - trans urethral resection of bladder tumor; BCG - Bacillus Calmette–Guérin; Bel-sar – Belzupacap Sarotalocan NMIBC Cross section of the bladder wall and staging of bladder cancer 573,000 New cases NMIBC/year globally 81,000 New cases/year in the US Problem Treatment Guidelines Risk Stratification Progression with no alternative option but Cystectomy Mix of Chemo / BCG High Risk (30%) Mix of TURBT + Chemo / BCG Failure of BCG/Chemo ~40% Intermediate Risk (30%) Surveillance or TURBT + Chemo Recurrence after TURBT Low Risk (40%)

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Data Demonstrate Robust Pre-clinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Tumor Growth Survival Survival After Re-challenge AU-011 Single Dose Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Bel-sar: Belzupacap Sarotalocan CR: Complete Response Kines et al. Can Immunol Res 9(6):693-706, 2021

Ongoing Phase 1 Evaluating Bel-sar Distribution, Local Necrosis and Evidence of Immune Activation Ongoing Phase 1 Designed to Establish Safety, and Optimize Administration in Intermediate and High Risk NMIBC Patients Intra-mural Administration Bel-sar – Belzupacap Sarotalocan Without Light With Light Window of Opportunity Trial Design (Bel-Sar Single Dose) Bel-sar will be administered in the lamina propria close to the base of the tumor

Phase 1 Trial Intends to Provide Foundation for Clinical Development and Accelerated Approval Ph 1 Study Informs Safety / feasibility of intratumoral, intramural injection +/- laser Tissue and systemic distribution Immune activation Ph 1 Study Populations Phase 1 Bel-sar Tested In: Low/Intermediate Risk High Risk Multiple Clinical Development Options For Accelerated Approval Monotherapy pre-TURBT Low/Intermediate Risk Patients 1 Adjuvant in Combination with PD-(L)1 +/- BCG Intermediate/High Risk Patients 2 BCG Refractory- Monotherapy Alternative to Cystectomy- High Risk Patients +/- PD-1 3 Bel-sar – Belzupacap Sarotalocan

Strategy & Key Milestones

Aura Biosciences Highlights Novel Platform to Treat Cancer Developing virus-like drug conjugates (VDCs) that bind to tumor associated HSPGs and deliver a therapeutic payload Targeting ocular tumors, bladder cancer and other solid tumor indications Ocular Oncology Franchise Multi-billion-dollar market opportunity to treat early-stage choroidal melanoma(CM) and other ocular tumors Standard of care is invasive and may lead to blindness and eye loss Demonstrated tumor control and visual acuity preservation in both IVT and SC clinical studies in CM Advancing to Phase 3 study globally Strong Cash Position Cash, cash equivalents and marketable securities of $112m* Expected to fund operations into 2024 SC – Suprachoroidal; IVT – Intravitreal: HSPG – heparan sulfate proteoglycans * - As of 9/30/2022